FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 26, 2006


                                     0-21749
                            (Commission File Number)


                          MOONEY AEROSPACE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

                  Delaware                            95-4257380
           (State of Incorporation)                  (IRS Employer
                                                 Identification Number)

                165 Al Mooney Road North, Kerrville, Texas 78028
              (Address of registrant's principal executive office)


                                 (830) 896-6000
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      At a meeting of the Board of Directors of Mooney Aerospace Group Ltd. (the "Company"), held on September 26, 2006, Gretchen L. Jahn resigned as the Chief Executive Officer, President and as a member of the Board of Directors of the Company, effective as of October 1, 2006. Subsequent to the foregoing resignation, Dennis E. Ferguson was appointed as the Chief Executive Officer of the Company.

      Since 2003 until his appointment as Chief Executive Officer of the Company, Mr. was working for "SCORE," a nonprofit organization which offers counseling to small business owners through the Small Business Administration
(SBA), a federal government agency. Mr. Ferguson was the President of Airshow, Inc., an avionics manufacturing company that provides integrated information systems and services for business jets and commercial airlines, from 1994 to 2003. During that period, from 1998 to 2002, Mr. Ferguson was a Vice President at Dynatech/Acterna Corporation, where he was responsible for developing the company's aviation markets and growing the aviation business unit's value. Mr. Ferguson is a former member of the United States Air Force and graduated from the United States Air Force Academy in Colorado Springs, Colorado with a Bachelor of Science in Engineering Science in 1967. Mr. Ferguson also received a Masters of Science in Systems Management from the University of Southern California in Los Angeles, California in 1978.

Item 7.01 Regulation FD Disclosure

      The Company announced the resignation of Gretchen L. Jahn and subsequent appoint of Dennis E. Ferguson on September 26, 2006. Copies of the press releases that discuss these matters are filed as Exhibit 99.1 and Exhibit 99.2 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

Exhibit 99.1 Press Release, dated September 26, 2006, issued by Mooney Aerospace Group Ltd.
Exhibit 99.2 Press Release, dated September 26, 2006, issued by Mooney Aerospace Group Ltd..




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MOONEY AEROSPACE GROUP, LTD.


Date:  September 26, 2006               By: /s/ Barry Hodkin
                                           ------------------------------------
                                           Barry Hodkin, Chief Financial Officer